LORD ABBETT INVESTMENT TRUST

LORD ABBETT STRATEGIC ALLOCATION FUNDS

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

Supplement dated June 24, 2008 to the

Prospectuses dated April 1, 2008

(Class A, B, C, F, I, P, R2 and R3 Shares)

Effective June 23, 2008, Balanced Strategy Fund, Diversified Equity Strategy Fund, Diversified Income Strategy Fund, and Growth & Income Strategy Fund may invest in a new international equity fund, the Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”).  The following description of International Dividend Income Fund is added to “Appendix A – Underlying Funds”:

International Dividend Income Fund

•                  Seeks a high level of total return.

•                  Normally invests in a diversified portfolio of dividend paying equity securities of foreign companies that we believe are undervalued. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company. Under normal circumstances, the fund will diversify its investments among a number of different countries throughout the world, including emerging market countries, and will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying securities. The fund’s investment approach seeks to highlight undervalued companies that provide total return from both capital appreciation and dividend income. The fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. The fund uses a bottom-up investment research approach to identify companies we believe to be attractive, long-term investment opportunities.